SOLIGENIX

Investor Webcast

Innate Defense Regulators, Oral Mucositis and SGX942 (Dusquetide) Phase 2 Clinical Results

… Rising to the Challenges of Rare Disease Treatment

NASDAQ: SNGX

Forward-Looking Statements

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Conference Call Participants

Stephen T. Sonis, DMD, DMSc

Clinical Professor of Oral Medicine at Harvard School of Dental Medicine, Senior Surgeon, Divisions of Oral Medicine at Brigham and Women's Hospital and the Dana-Farber Cancer Institute, and Chief Scientific Officer of Biomodels, LLC, and Scientific Advisory Board Member and Lead Advisor for the Soligenix Phase 2 clinical study of SGX942 for the treatment of oral mucositis in head and neck cancer

Mahesh Kudrimoti, MD

Professor of Radiation Biology, University of Kentucky and Principal Investigator for the IDR-OM-01 Phase 2 study

Oreola Donini, PhD

Senior Vice President of Preclinical Research and Development, Chief Scientific Officer at Soligenix and an Inventor of “Innate Defense Regulator” Technology, including Dusquetide (SGX942)

Richard Straube, MD, MSc

Senior Vice President of Clinical Research and Development, Chief Medical Officer at Soligenix

Christopher J. Schaber, PhD

President and Chief Executive Officer at Soligenix

Innate Defense Regulators
New Class of Drug

Dr. Oreola Donini
Chief Scientific Officer

Innate Defense Regulators and Dusquetide

- What is innate immunity?
- What are Innate Defense Regulators (IDRs)?
- How were IDRs discovered?
- What does the nonclinical data tell us about IDRs?

Innate Immunity

- First line of defense against injuries and infections
  - Particularly active at anatomical barriers such as skin, oral and lower GI tract and respiratory mucosa
- A nonspecific response (as opposed to adaptive immunity)
  - Independent of type of insult, antigen or pathogen
  - Activates the adaptive immune response
- Response time of innate defense is short – within hours of exposure
- Involves numerous cell types distributed throughout the body (circulating and tissue resident)
  - Includes leukocytes (e.g., macrophages and monocytes) as well as structural cells (e.g., endothelial)
  - The *interaction of all the cells* defines the aggregate response
- Innate defenses are a major component of inflammation
  - Inflammation is one of the first responses of the innate immune system to infection or irritation
  - …but it can also exacerbate the damage caused by the initial injury (e.g., Mucositis, IBD)

Innate Defense Regulators

- Innate immunity has many non-specific receptors ("inputs") and many responding elements ("outputs") such as cytokines, chemokines and specialized cell populations
- Innate Defense Regulators (IDRs) modulate the response of the innate immune system to *any* stimulus
- IDRs act at intracellular convergence points in the innate immune response, downstream of the inputs and upstream of the outputs.
- IDRs alter the balance of response to stimuli – increasing tissue healing and infection fighting while modulating (*but not obliterating*) inflammation
  - Reduced inflammatory cytokines/chemokines
  - Increased anti-inflammatory cytokines/chemokines
  - Increased recruitment of macrophages to site of infection/tissue injury
- IDRs do not alter the adaptive immune response

Mechanism of Innate Defense Regulators



Bacteria at infection site
PAMPs
DAMPs & CRAMPs
Damaged Cells
"INPUTS"
TLRs
NODs
IDRs
"CONVERGING PATHWAYS"
Adaptor Protein p62
Altered Signaling
MAPK, PI3K, (NFκB)
C/EBP1 etc
"OUTPUTS"
Sentinel Cell
Selective Effector Cell Recruitment
IL1ra ↑
TNFα ↓
Bacteria at infection site
Pathogen Killing & Clearance
Wound debridement & healing
Controlled Inflammation

Innate Defense Regulator Discovery

- Research at University of British Columbia (UBC) on antimicrobial peptides by Drs. Finlay and Hancock
- IDR-1 synthesized 2001 by University of British Columbia
  - Modeled around cathelicidins, indolicidins, defensins, etc
- Protects animals from lethal bacterial infection but has no intrinsic antibacterial activity
  - "Innate Defense Regulator"
  - Safe for systemic administration
- Dusquetide (SGX942) invented 2005
  - Smaller and improved COGs; better pharmaceutical properties; improved safety
  - Molecular target – Sequestosome-1 (p62) identified 2007
  - Potential intervention for cancer regimen-related toxicities

Nonclinical Studies: Anti-Infective Mode of Action

- IDRs prevent and treat infection
  - Demonstrated with both gram-positive and gram-negative bacteria
  - Demonstrated with both extracellular and intracellular bacteria
  - Demonstrated with antibiotic resistant bacteria
  - Is ***complementary*** to antibiotic treatment

Gram-Negative Intracellular Septicemia (*P. aeruginosa*)


%Survival
100
80
60
40
20
0
0
5
10
15
Study Day
Dusquetide administered after fever
Saline
Cefepime
Dusquetide

Gram-Positive Extracellular Bacteremia (Methicillin Resistant *S. aureus* [MRSA])


%Survival
100
80
60
40
20
0
0
2
4
6
8
10
Study Day
p<0.01
p=0.06
Saline
Linezolid
Dusquetide 24 hrs after infection

Nonclinical Studies: Inflammation

- Modulates both inflammatory and anti-inflammatory signaling
  - Mouse studies show increased IL-1ra, decreased TNFα and decreased IL-6
  - Dosing every 2nd or 3rd day optimal More frequent dosing *not* better
- Inflammatory response may be non-linear
  - Unstimulated IL-1ra primate responses decrease at higher dose level



Primate IL-1ra Increased
NHP # 1001
NHP # 1501
IL-1Ra (pg/mL)
8000
6000
4000
2000
0
3
30
240
HED:
1
10
80
SGX942 Dose(mg/kg)



Mouse TNFα Decreased
p <0.05
TNF-α (pg/mL)
40
30
20
10
0
Saline
SGX94

Oral Mucositis

Dr. Steve Sonis
Scientific Expert

Oral Mucositis

- What is Oral Mucositis (OM)?
- What populations are at high risk?
- What is the medical impact?
- What is the pharmacoeconomic impact?
- What role does the innate immune system play in OM and how important is it?
- What are the current therapies used to treat OM?

Oral Mucositis: Painful and Debilitating



14 07 09

Area of high unmet medical need

Stomatitis

A fish hook lodges in my throat.
Spittle, kindergarten paste, thickens everything – even vision.
Mouth, pocked with sores & blisters, swollen ulcerated tongue.
Topside, sandpapered with number 7 coarsest grade.
Taste buds, saliva glands, seared.
Cool water, corrosive acid now.
The tongue rests; teeth become enemies.
Coiled steel razored wire atop dentate prison walls.
Only moans escape my lips. I cannot eat or speak.
Inside a howl festers.

Pain lengthens time.

— Anita Hart Balter

Clinical Features

- Characterized by early redness of the mouth and burning
- Within 20 days ulceration begins, limiting food intake and requiring narcotics
- Ulceration progresses to involve large areas of the mouth making eating impossible with reliance on parenteral nutrition
- Breakthrough pain with narcotics not unusual



Oral Mucositis Time Course
in Head and Neck Cancer
Oral cavity / oropharynx
Larynx / hypopharynx
Mean MTS Score
4
3
2
1
End of Radn
0
1
2
3
4
5
6
7
8
9
10
Weeks after RT Start

Elting et al 2008



Oral Mucositis Scoring



Grade 2 oral mucositis



Grade 3 oral mucositis



Grade 4 oral mucositis

WHO Grading Scale	
Grade 0	None
Grade 1	Soreness + erythema, no ulceration
Grade 2	Ulcers. Patients can swallow solid diet
Grade 3	Ulcers of such severity that intake limited to liquids
Grade 4	Ulcers of such severity that patient can not tolerate anything by mouth

Incidence of Mucositis

- Close to 500,000 US patients per year suffer from mucositis during cancer therapy – and the incidence is increasing



Breast 14%
Stem cell transplant 4%
Head and Neck 15%
NSCLC 41%
NHL 5%
CRC 21%

Mucositis Impacts Cancer Treatment Outcomes

- "Ulcerative mucositis is a root cause of unscheduled radiation treatment breaks, which prolongs the total radiation treatment time." Russo et al. *The Oncologist* 2008; 13:886, and
- OM is one of the prime limiting factors of chemoradiation for advanced head and neck carcinoma (HNC) [ESMO, 2011; *Ann Oncol*]
  - Even a **1-day interruption** in chemoradiation treatment in HNC patients results in a decrease in the local control rate by **1.4%** [Bese, 2007; *Int J Radiat Oncol Biol Phys*]
  - **Unplanned treatment breaks** are associated with **decreased survival** [Herrmann, 1994; *Strahlenther Onkol*]

Pharmacoeconomic Impact of Oral Mucositis

Direct Medical Cost	Without OM (n=29)	WithOM (n=70)	Incremental Cost for OM
Inpatient hospitalization	$7,000	$21,000	$14,000
Tests and procedures	$924	$3,150	$2,226
Imaging procedures	$3,510	$5,602	$2,092
Clinical visits	$960	$1,470	$510
OM-related meds	$105	$196	$90
Diagnostic labs	$463	$553	$90
TOTAL	$18,512	$35,756	$17,244

Nonzee N et al. Cancer 113:1446-52, 2008

The Role of Innate Immunity in Oral Mucositis



Normal Epithelium
Initiation
Amplification
Ulceration
Healing
Radiation
Innate response to damage
Epithelium
Sub-Mucosa
Chemotherapy
Ref: S. Sonis 2004

IDRs (SGX942) address all stages

Currently Used Therapies

Product	Company	Phase	Indication	Comment / Issue
Kepivance	Biovitrum	Approved (drug)	Prevent OM-HSCT	Inconvenient IV dosing 3x pre + 3x post chemo, overpriced; withdrawn from the European market
Gelclair	EKR	Approved (device)	Palliation	Poor reimbursement, poor data
Mucotrol	Edwards Pharmaceutical	Approved (device)	Palliation	Poor reimbursement, poor data
Caphosol	EUSA	Approved (device)	Palliation	Poor reimbursement, poor data
Episil	Camurus	Approved (device)	Palliation	
Mugard	Access	Approved (device)	Palliation	Poor reimbursement; recent controlled study confirmed activity as a palliative agent

Kepivance: ONLY drug approved; restricted to non-solid tumors (e.g. Bone Marrow Transplant)
High costs
Inconvenient dosing
No longer available in Europe

Devices: Are NOT drugs; are not required to demonstrate clinical efficacy for approval
Poor efficacy – No biological activity
Limited reimbursement

Opportunities for Intervention

- The innate immune response is a key component in the initiation and amplification of the biological cascade that drives mucosal injury
- It appears that the most effective interventions will be those that mitigate/prevent the activation of the **initiation and amplification** phase of mucositis
- Therapies addressing the symptoms or sequelae of mucositis (i.e., infection) have failed
- There is a need for novel approaches addressing the pathogenesis of the disease (e.g., targeting innate immunity)

Innate Defense Regulators In Oral Mucositis

Dr. Oreola Donini
Chief Scientific Officer

Nonclinical Studies: Chemotherapy Induced Mucositis

- Dusquetide significantly attenuated oral mucositis in a highly predictive animal model of radiation-induced OM
  - Observed dose-response
  - 25 mg/kg very effective
  - ⇒ Used the equivalent of 25 mg/kg in a mouse in the Phase 2 study (1.5 mg/kg)

% Animals Days with a Score ≥3

Nonclinical Studies: Radiation Induced Mucositis

- Dosing regimen for dusquetide in oral mucositis
  - Dosing every 2nd or 3rd day is optimal
  - More frequent dosing is *not* better
  - ⇒ Used dosing every 3rd day in the Phase 2 study (twice weekly dosing)

% Animals Days with a Score ≥3

Nonclinical Studies: No Interference with Tumors

- Mouse xenograft study demonstrated that:
  - SGX942 does not promote tumor growth
  - SGX942 does not interfere with tumor treatment (radiation, chemo)
  - SGX942 may have a beneficial impact on tumor progression

SGX942 as a mucositis intervention (dusquetide for infusion)

Dr. Richard Straube
Chief Medical Officer

SGX942 (Dusquetide)

- Why is SGX942 a good candidate for OM?
- What are the key outcomes from the first Phase 2 study with dusquetide?
- What are the next steps?

SGX942 in Oral Mucositis

- SGX942 (dusquetide) is an "innate defense regulator" (IDR) and the ***first drug*** to address innate immunity responses directly to treat oral mucositis (OM)
- Innate immune responses occur immediately after radiation or chemotherapy treatment and throughout the OM cycle
- SGX942 therefore has the potential to impact the important initiation phase as well as maintaining an impact throughout the disease process:
  - Minimizes the excess inflammation leading to amplification
  - Enhances bacterial clearance
  - Enhances wound healing
- SGX942 has demonstrated significant efficacy in preclinical models mimicking fractionated radiation therapy and chemotherapy

Clinical Experience – Completed Phase 1 Study

- Placebo-controlled, randomized trial in 84 normal, healthy subjects
- Single ascending dose phase of 54 subjects in 6 cohorts at doses up to 8 mg/kg
- Multiple ascending dose phase of 30 patients in 5 cohorts at doses up to 6.5 mg/kg/day for 7 days
- No maximum tolerated dose or dose limiting toxicity identified
- **Drug safe and well-tolerated**
- Pharmacokinetics demonstrated rapid clearance (minutes) of the drug

Phase 1: Inflammation in Volunteers

- Blood from treated Phase 1 patients treated with SGX942
- Blood stimulated with LPS
- Cytokine profile measured
- SGX942 induces anti-inflammatory profile at low but not high doses

FOLD CHANGE

FOLD CHANGE

Sustained impact

FOLD CHANGE

IDR-OM-01

SGX942 Phase 2 Study Results - Treatment of Oral Mucositis in Head and Neck Cancer

IDR-OM-01 Study Design

- **Phase 2, randomized, placebo controlled, double-blind, multicenter, exploratory clinical study**
- **Entry Criteria**
  - Head and Neck Cancer
    - Cancer in the mouth
    - Cancer in the upper throat
  - Receiving National Comprehensive Cancer Network (NCCN) recommended therapy
    - Fractionated radiation therapy (RT) given over 6-7 weeks
    - Chemotherapy with cisplatin
      - Either weekly (30-40mg/m^2) or
      - Every 3rd week (80-100mg/m^2) chemotherapy [*recommended*]
- **Study Drug**
  - 4-minute IV infusion given twice per week while receiving RT
  - Maximum of 14 doses of study drug

IDR-OM-01 Study Goals

- **Primary Objective:**
  - Determine impact of SGX942 on the severity of Oral Mucositis (OM)
- **Secondary Objectives:**
  - Determine safety of SGX942
    - Assess any side-effects
    - Assess impact on anti-tumor effect of primary chemoradiation
  - Determine impact of SGX942 on bacterial infections
  - Determine impact of SGX942 on outcomes partially impacted by OM
    - Opioid usage
    - General pain scores
    - Gastrostomy placement/usage
    - Hospitalization/ non-scheduled office visits
  - Determine impact of SGX942 on other side-effects
    - Dry mouth (xerostomia)
    - Reduced mouth opening (trismus)
  - Identify subpopulations of patients with most severe OM for future studies

IDR-OM-01 Study Enrollment

- **Initial, sequential dose escalation/ safety portion of the trial (18 patients)**
  - 3 patients received placebo/ 3 patients received 1.5 mg/kg/dose
  - 3 patients received placebo/ 3 patients received 3.0 mg/kg/dose
  - 3 patients received placebo/ 3 patients received 6.0 mg/kg/dose
- **Effectiveness portion of trial (66 patients)**
  - 20 patients received placebo
  - 25 patients received 1.5 mg/kg/dose
  - 21 patients received 6.0 mg/kg/dose
- **Post-interim analysis (27 patients)**
  - 14 patients received placebo
  - 13 patients received 1.5 mg/kg/dose
- **Total enrollment**
  - Total enrolled: 111 patients
  - Treated patients: 109 patients
  - Primary population (received >55 Gy radiation): 96 patients

Measurement of Oral Mucositis

- **WHO OM Grading System used**
  - Measures OM physical findings (redness, pain, ulcer)
  - Measures OM functional consequences (ability to eat, drink) associated with increased risk of secondary complications)

WHO Oral Mucositis Score	
Score 0:	Nothing Pain *or* redness
Score 1:	Pain **and** redness
Score 2:	Ulcer present Able to eat
Score 3:	Ulcer present Unable to eat Able to drink
Score 4:	Ulcer Unable to eat or drink

IDR-OM-01 Study Primary Endpoints

- **Amelioration of Severe Oral Mucositis (SOM; can't eat and/or drink)**
  - Duration of SOM
    - The longer the duration of severe pain, the more likely to stop anti-cancer therapy
    - The longer the duration of inability to eat, the more likely are complications (dehydration, malnutrition, secondary infections, etc.)
  - Incidence of SOM
    - Avoidance of any SOM
  - Severity-weighted duration (area-under-the-curve) of SOM
    - Calculates the duration of SOM and weighted by severity

AUC = WHO Score x Days
= 3 x 5 = 15


WHO Score
0
1
2
3
4
1 2 3 4 5 6 7 8 9
Days

AUC = WHO Score x Days
= 4 x 5 = 20


WHO Score
0
1
2
3
4
1 2 3 4 5 6 7 8 9
Days

IDR-OM-01 Study Secondary Endpoints

- Amelioration of Ulcerative Oral Mucositis (UOM)
  - Duration of UOM
  - Severity-weighted duration (area-under-the-curve) of UOM
  - Incidence of UOM
- Incidence of clinically reported infections (safety and effectiveness)
- Incidence of tumor status at 1 and12 months after completion of chemoradiation (safety and effectiveness)
- Identification of baseline patient characteristics predicting worse OM
- Safety- AEs, laboratory changes, vital sign changes, ECG changes, mortality

IDR-OM-01 Results: Primary Endpoint

- Prospectively defined primary population of interest included patients receiving a minimum of 55 Gy cumulative radiation
  - SGX942 targeted at reducing side-effects of chemoradiation (SOM)
  - Incidence of OM increases as radiation dose increases; "plateaus" at about 55 Gy
- The distribution of duration of SOM is non-Gaussian so medians of dose groups most appropriate comparisons
- Anticipated best dose of SGX942 was 1.5 mg/kg/dose
  - Based on non-human primate cytokine studies
  - Based on Phase 1 *in vitro* cytokine studies
- Only 3 patients scheduled to receive 3.0 mg/kg of SGX942 so no effectiveness conclusions possible in this group

IDR-OM-01 Results: Primary Endpoint

- In the primary population, SGX942 reduced the duration of SOM by **50%** from **18 days** in the placebo to **9 days** in the 1.5 mg/kg
- SGX942 6.0 mg/kg had no effect on duration
  - Consistent with Phase 1 data showing minimal anti-inflammatory effects at doses ≥3.0 mg/kg



Duration of SOM in the mITT Population
Median Duration of SOM (95% Confidence Interval)
40
30
20
10
0
Placebo
1.5 mg/kg
6.0 mg/kg
SGX942 Dose Group
Placebo
1.5 mg/kg
6.0 mg/kg

IDR-OM-01 Results: Secondary Endpoints

- Primary endpoint results consistent with other measures of OM severity in the 1.5 mg/kg dose group:
  - Relative **70% decrease** in the percent of patients with **residual SOM** at 1 month following completion of chemoradiation
  - Relative **39% reduction** in the severity-weighted duration **(AUC) of SOM**



Residual SOM at 1 month
Percent of Patients with SOM 1-month after CRT completion
25
20
15
10
5
0
Placebo
1.5mg/kg
6.0 mg/kg
SGX942 Dose Group



Median AUC
Median AUC (95% Confidence Interval)
250
200
150
100
50
0
Placebo
1.5 mg/kg
6.0 mg/kg
SGX942 Dose Group

IDR-OM-01 Results: Secondary Endpoints

- Several Safety/Efficacy endpoints also demonstrate benefit of SGX942 treatment in the 1.5 mg/kg dose group:
  - Relative **38% decrease** in clinically diagnosed **bacterial infection rate**
  - Relative **21% increase** in patients with tumor status at 1 month categorized as **"Complete Response"**

Incidence of Clinically Reported, Non-fungal Infections



Percent Patients with Non-fungal Infection
50
40
30
20
10
0
Placebo
1.5 mg/kg
6.0 mg/kg
SGX942 Dose Group

Percent of Patients with RECIST 1.1 Classification of "Complete Response" 1 month Following Completion of CRT



% Complete Response
80
60
40
20
0
Placebo
1.5 mg/kg
6.0 mg/kg
SGX942 Dose Group

SOLIGENIX

Identification of Patients with the Most Severe OM

- Follow-on study using the most severe SOM could be done in fewest number of patients
- Duration of SOM examined in prospectively defined subpopulations defined by baseline characteristics and duration of SOM in the placebo groups compared
- Cisplatin regimen at 80 to 100 mg/m^2 every 3rd week
  - Highest duration of SOM among placebo patients
  - Largest effect of SGX942 noted
  - Recommended regimen associated with best outcomes

SGX942 – Aggressive Chemotherapy

- Patients receiving 80-100 mg/m²/dose cisplatin every 3rd week
- **67% decrease** in duration of SOM from **30 days** in the placebo to **10 days** with SGX942 1.5 mg/kg

Duration WHO≥3
Median ± 95% CI
(Days)

SGX942 – Aggressive Chemotherapy

- Decrease in duration of SOM in this subpopulation supported by
  - Correlated with decrease in incidence at 1.5 mg/kg
  - Reduced ulcerative OM also observed

% Patients with WHO≥3 at IFU

Duration WHO≥2 Median ± 95% CI (Days)

Additional Secondary Endpoint: Opioid Use

- Use of opioid pain medication
  - Lower use of opioid pain medication relative to baseline in 1.5 mg/kg group

Average Morphine Equivalent Dose by Day

Average Daily Morphine Equivalent Dose

Average Morphine Equivalent Dose Used Over:	Placebo	SGX942 1.5 mg/kg	SGX942 6.0 mg/kg
First half of treatment (Days 1-28)	57.0	115.7	41.6
Second half of treatment (Days 28+)	62.4	72.5	70.3
Ratio second half to first half (%)	**110**	**63**	**169**

IDR-OM-01 Results: 12 Month Follow-Up Data

- 12 month mortality rate
  - Placebo 19% (8/43)
  - 1.5 mg/kg SGX942 7% (3/41)
  - 3.0 mg/kg SGX942 0% (0/3)
  - 6.0 mg/kg SGX942 17% (4/24)

- Results in the placebo group consistent with 1-year **80%** survival in oral cavity and oropharynx cancer
  - Surveillance, Epidemiology, and End Results (SEER) Program of the National Cancer Institute, 1975-2013

% Mortality

% Survival

IDR-OM-01 Results: 12 Month Follow-Up Data

- "Complete response" through 12 months: RECIST Tumor Status
  - Placebo 63% (26/41)
  - 1.5 mg/kg SGX942 67% (28/42)
  - 3.0 mg/kg SGX942 33% (1/3)
  - 6.0 mg/kg SGX942 57% (13/21)

% Complete Resolution

Conclusions of SGX942 in Severe Oral Mucositis

- SGX942 at 1.5 mg/kg/dose given twice per week is effective dose
  - Consistent across different subpopulations of patients
  - Consistent across different measures of severe oral mucositis (SOM)
- Consistent findings of SGX942 improving OM
  - Nonclinical data
  - Same dose efficacious in nonclinical OM and infection studies
  - Same dose in Phase 1 with most anti-inflammatory effect
- SGX942 safe at all doses
  - No increase in adverse events or serious adverse events
  - Trend in reduced mortality over 12 months
  - Trend in improvements in tumor status indicate SGX942 is complementary with CRT
- Patients receiving most aggressive chemotherapy (recommended every 3rd week cisplatin) have the worst SOM and SGX942 has the largest effect
  - Allows for pivotal study design with reasonable sample size

Next Steps

- Advance clinical development in oral mucositis
  - Discussing pivotal study design with FDA and EMA
  - FDA Fast Track designation granted
- Promising innovative medicine (PIM) designation granted in UK
- Pivotal Phase 2b/3 program targeted to initiate in 2017
- Continue to pursue collaboration opportunities
  - SciClone Pharmaceuticals development and commercial partner for Greater China Market and other surrounding territories
- Consider expanding the indication space for IDRs
  - GI inflammation, antibiotic resistant and emerging infectious disease.
- Potential for development of other unique IDR analogs
  - Library of analogs available
  - Alternative routes of administration

Key Publications

- Kudrimoti M, Curtis A, Azawi S, Worden F, Katz S, Adkins D, Bonomi M, Elder J, Sonis S, Straube S, Donini O. Dusquetide: A novel innate defense regulator demonstrating a significant and consistent reduction in the duration of oral mucositis in preclinical data and a randomized, placebo-controlled phase 2a clinical study. *J Biotech* 2016; 239: 115-125. http://dx.doi.org/10.1016/j.jbiotec.2016.10.010

- North JR, Takenaka S, Rozek A, Kielczewska A, Opal S, Morici L, Finlay BB, Schaber CJ, Straube R, Donini O. A novel approach for emerging and antibiotic resistant infections: Innate defense regulators as an agnostic therapy. J Biotech 2016; 226: 24-34. http://dx.doi.org/10.1016/j.jbiotec.2016.03.032

- Other publications also listed at: http://www.soligenix.com/wp-content/uploads/SGX942-Oral-Mucositis-Key-References-10.19.16.pdf

Question and Answer

Questions –

Received by e-mail prior to webcast

Why was the lower dose the most effective?

- Nonclinical data (mucositis) predicted the 1.5-4 mg/kg dose would be effective
- Both NHP and Phase 1 data suggested that maximum anti-inflammatory profile were achieved with doses ≤ 2.0 mg/kg, with lesser responses > 3.0 mg/kg
- IDRs impact the balance of the downstream signaling pathways
  - Intrinsically different from the "classical" drug development paradigm where you are turning an enzyme off
  - The maximal "rebalancing" of the inflammatory / anti-inflammatory cascade appears to be at the 1.5 mg/kg dose
- Doses of 1.5 and 6.0 mg/kg were selected for the Phase 2 study with the expectation of potentially seeing efficacy at 1.5 mg/kg, consistent with preclinical/clinical findings

Why is duration an important endpoint?

- The longer a patient experiences intense pain, the more impact it has on their quality of life and willingness to continue the treatment causing the pain
  - Even horrible pain can be tolerated for brief periods
  - The same pain relentless for weeks becomes less and less tolerable
  - The longer the duration of severe pain, the more likely to stop life-saving anti-cancer therapy
- The longer the duration of SOM, the more likely that there will be medical consequences
  - Inability to eat for 1 day has minimal consequences but inability to eat for 30 days can easily lead to malnutrition
  - Inability to drink for 1 hour has minimal consequences but inability to eat for 5 days can easily lead to dehydration
  - Longer the patient has an open sore, the more likely infection will develop

What are the key findings with L-T follow-up data?

- SGX942 safe and well-tolerated:
  - No impact on overall survival
  - No impact on tumor resolution
- Secondary endpoints support decreased duration of SOM
  - SGX942 1.5 mg/kg treatment group had decreased pain medication use relative to baseline during the latter half of the treatment period, when SOM is most prevalent
  - Placebo treatment group had increasing pain medication use relative to baseline during the latter half of the treatment period

% Survival

% Complete Resolution

How strong are your patents?

Combination of patents make for strong IP position

- Composition of matter for dusquetide and related analogs
  - Issued in US, EU and being pursued world-wide
  - Expiry 2026-2029 (depending on jurisdiction)
- Therapeutic use patent for oral mucositis
  - Filed world-wide in 2013

Is the product difficult to manufacture?

Proprietary process not difficult

- Dusquetide is a 5-amino acid peptide
  - Synthesized with standard peptide synthesis techniques
  - Manufacture is cost-effective
- SGX942 (the drug product containing dusquetide) is manufactured in accordance with current good manufacturing practices (cGMPs) to support IV infusion
  - Uses sterile techniques and a straight-forward process
  - No excipients or additives required

What are the next steps in development?

- The positive data that were discussed today strongly support advancing SGX942 (dusquetide) to pivotal Phase 2b/3 pivotal clinical trial
- Soligenix is discussing the study design of such a trial with both the FDA and the EMA
- Once feedback is obtained from both regulatory agencies, we will provide guidance on the next phase of study
- Currently targeting 2017 to initiate pivotal clinical trial

Rising to the Challenges of Rare Disease Treatment



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